                                                                   Exhibit 10.15

                                PROMISSORY NOTE


$100,000.00                                              Santa Clara, California
                                                                   March 6, 1996

     FOR VALUE RECEIVED, the undersigned ("Obligor") hereby unconditionally promises to pay to the order of TERAYON CORPORATION, a California corporation (the "Company"), at its offices in Santa Clara, California, or at such other place as the Company may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of One Hundred Thousand Dollars ($100,000.00) on the terms and conditions set forth more fully herein.

     1. PRINCIPAL REPAYMENT. The outstanding principal amount under this Promissory Note (the "Note") shall be due and payable in full on the earliest of: (i) March 6, 2001; (ii) the day on which Obligor ceases to serve as an employee of the Company; (iii) the day on which the shareholders of the Company sell substantially all of the Company's outstanding capital stock or the Company sells substantially all of its assets; or (iv) the day on which the Company effects an initial public offering of its securities. Such principal amount shall be payable in cash or, at the option of the Obligor, in Common Stock of the Company then held by the Obligor at the current fair market value of the Common Stock of the Company as determined by the Board of Directors of the Company.

     2.   INTEREST.  No interest shall accrue on this Note.

     3. PLEDGE. This Note shall be secured by the Twenty Thousand (20,000) shares of Common Stock of the Company held by Obligor. If Obligor fails to pay any of the principal when due, the Company, at its sole option, shall have the right to make a claim against the Obligor pursuant to the Stock Pledge Agreement attached as Exhibit A hereto.

     4. PREPAYMENT. This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied to the retirement of the principal.

     5. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an event of default hereunder ("Event of Default"):

          a. Obligor fails to pay any of the principal due under or on this Note, and such failure shall not have been cured to the Company's satisfaction within five (5) business days after the Company gives Obligor written notice of such failure;

          b. Obligor shall become insolvent; or admit in writing his inability to pay his debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of his property or business, or such a receiver, liquidator, custodian or trustee otherwise shall

                                       1.

be appointed and shall not be discharged within one hundred eighty (180) days after such appointment; or

          c. This Note shall, for any reason other than the indefeasible payment in full of the obligations of Obligor hereunder, cease to be, or be asserted by Obligor not to be, a legal, valid and binding obligation of Obligor, enforceable in accordance with its terms.

     6. WAIVER OF DEFAULT. Any Event of Default may be waived only with the written consent of the Company. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

     7. REMEDIES. Upon the occurrence and continuance of any Event of Default, the Company may, at its option, do any one or more of the following, all of which are hereby authorized by Obligor:

          a. Declare all or any of the obligations of Obligor under this Note to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; and

          b. Exercise in addition to all other rights and remedies granted hereunder, any and all rights and remedies granted under the Stock Pledge Agreement or otherwise available at law or in equity.

     8. RIGHTS AND REMEDIES CUMULATIVE. The Company's rights and remedies under this Note shall be cumulative. No exercise by the Company of one right or remedy shall be deemed an election and no delay by the Company shall constitute a waiver, election or acquiescence by the Company.

     9. RENEWAL. This Note may be renewed or extended at the option of the Company.

     10. NOTICES. Any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified or (ii) upon receipt if sent by commercial overnight courier or by facsimile transmission (with confirmation of receipt) or by certified or registered mail, return receipt requested. All notices shall be sent to the address or facsimile number (as the case may be) indicated for such party below, or at such other address as such party may designate by ten (10) days advance written notice hereunder to the other parties:

                                       2.

          IF TO OBLIGOR:                SHLOMO RAKIB

                                        ____________________________________

                                        ____________________________________


          IF TO THE COMPANY:            TERAYON CORPORATION
                                        404 Saratoga Avenue, Suite 201
                                        Santa Clara, CA  95050
                                        Attention:  Chief Financial Officer

     11. SEVERABILITY. Any provision in this Note that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Note are declared to be severable.

     12. SUCCESSORS AND ASSIGNS. This Note shall be binding upon Obligor and upon the successors and assigns, heirs and legal representatives of Obligor and shall inure to the benefit of the Company's successors and assigns; all references herein to Obligor and to the Company shall be deemed to include their successors and assigns, heirs and legal representatives, as applicable. Obligor's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Obligor. All references to the singular shall be deemed to include the plural where the context so requires.

     13. GOVERNING LAW. This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                                    OBLIGOR:



                                    ____________________________________
                                    SHLOMO RAKIB



 Exhibit A  -  Stock Pledge Agreement

                                       3.

                                   EXHIBIT A

                             STOCK PLEDGE AGREEMENT

                           STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into as of March 6, 1996, by and between SHLOMO RAKIB, an individual (the "Pledgor"), and TERAYON CORPORATION, a California corporation (the "Company").

                                    RECITALS

     WHEREAS, Pledgor has issued a promissory note in the amount of One Hundred Thousand Dollars ($100,000) in favor of the Company (the "Note"); and

     WHEREAS, the Company is willing to accept the Note from Pledgor, but only upon the condition, among others, that Pledgor shall have executed and delivered to the Company this Pledge Agreement and the Pledged Shares (as defined below).

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, conditions, representations and warranties contained herein, the parties hereto do hereby agree as follows:

     1. PLEDGE. Pledgor hereby pledges to the Company, and grants to the Company a first priority security interest in, Twenty Thousand (20,000) shares of Common Stock owned by Pledgor (the "Pledged Shares") and the certificates representing such Pledged Shares.

     2. SECURITY INTEREST. The foregoing pledge and security interest hereby granted to the Company are given as security for the complete and faithful performance, payment, observance and fulfillment of Pledgor's obligations under the Note (all of which are hereinafter referred to collectively as the "Liabilities"). The certificates representing the Pledged Shares shall be delivered to Cooley Godward Castro Huddleson & Tatum as escrow agent (the "Escrow Agent") to be held by it in escrow pursuant to the terms of the Escrow Agreement of even date attached hereto as Exhibit A-1. The Pledged Shares shall be accompanied by a stock assignment separate from certificate, attached hereto as Exhibit A-2, endorsed in blank, and the books of the Company shall contain a legend to reflect the pledge of, and the grant to the Company of a security interest in, the Pledged Shares. From and after the occurrence of an Event of Default (as defined below), the Company shall have the right, at any time in its discretion and without notice to Pledgor, to request Escrow Agent to transfer to or to register in the name of the Company or any of its nominees any or all of the Pledged Shares.

     3. DIVIDENDS AND DISTRIBUTIONS. To the extent Pledgor is entitled to receive dividends or distributions as a shareholder of the Company, such amounts shall be paid to Pledgor until such time, if any, as the Company has effectively exercised its right to request transfer of the Pledged Shares pursuant to
Section 2 above.

                                       1.

     4. EVENT OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder (any of such occurrences are herein referred to as an "Event of Default"):

         (a) Pledgor fails to pay any amount due the Company under the Note or this Agreement or Pledgor fails to observe or perform any other of the covenants, conditions and agreements contained therein or herein;

         (b) Any representation or warranty made by Pledgor to the Company in this Agreement proves untrue in any material respect or is breached; or

         (c) Any Event of Default under, and as defined in the Note, shall occur.

     5. MAINTENANCE OF PRIORITY OF SECURITY INTEREST. Pledgor shall not, shall not attempt to, and shall not permit a third party to assign, pledge, mortgage, lease, hypothecate or otherwise encumber, sell or otherwise dispose of the Pledged Shares or suffer or permit to be incurred any liens on or security interest in such Pledged Shares. In addition, Pledgor agrees that Pledgor shall defend the Pledged Shares held by Pledgor against the claims and demands of all parties. Pledgor agrees, at Pledgor's sole cost and expense, to secure, re-execute, deliver and re-deliver all documents reasonably requested by the Company to enable the Company to perfect, preserve and protect its security interest in and on the Pledged Shares, and does hereby authorize the Company to file and record any such documents for such purposes. In the event that the Company declares any share dividend, reclassification, readjustment or makes any other change in its structure, all new, substituted or additional shares or other securities issued to Pledgor by reason of such change shall be subject to the security interest of the Company described herein. All references to the "Pledged Shares" shall include such new, substituted or additional shares or other securities and immediately upon the issuance of such new, substituted or additional shares or other securities, Pledgor shall deliver the certificates representing such shares or other securities to Escrow Agent, accompanied by a stock power and assignment separate from certificate (or other comparable assignment instrument in the case of the issuance of securities other than stock) endorsed in blank.

     6. RIGHT TO CONTEST LIEN. Pledgor shall, without demand, notify the Company in writing within ten (10) days after Pledgor is notified of or otherwise discovers that a lien, security interest, charge or other encumbrance of any kind or nature whatsoever has attached to all or any part of the Pledged Shares (collectively, a "Lien"). Pledgor shall have the right to contest in good faith, with due diligence and by appropriate proceedings, without cost or expense to the Company, the validity, applicability or amount of any such Lien; provided, however, that Pledgor, prior to commencing such contest, shall have furnished to the Company a bond, guarantee or security, satisfactory in form and substance to the Company, to the extent that the contesting of such Lien does not suspend the enforcement of the Lien.

     7. TAXES. Pledgor shall pay promptly any and all taxes, assessments, charges and liens against the Pledged Shares (including any and all interest, penalties and related provisional fees in connection therewith) (collectively, a "Tax Lien "); provided, however, that Pledgor shall

                                       2.

have the right to contest in good faith, with due diligence and by appropriate proceedings, the validity, amount or imposition of any Tax Lien, if prior to commencing such contest, Pledgor shall have delivered to the Company a bond, guarantee or other security, satisfactory in form and substance to the Company.

     8. PLEDGOR'S FAILURE TO PAY TAXES AND OTHER ITEMS. If Pledgor fails to make any payment or do any act required of Pledgor hereunder, then the Company shall have the right, but not the obligation, without notice to or demand upon Pledgor, and without releasing Pledgor from any obligation under the Note or this Agreement, to make or do the same, and to pay, purchase, contest or compromise any Lien or Tax Lien which in the Company's judgment places its security interest in the Pledged Shares or Pledgor's title to the Pledged Shares in jeopardy, and in exercising any such rights, to expend whatever reasonable amounts the Company in its sole discretion may deem necessary therefor, including reasonable attorneys' fees and expenses. Any amounts expended by the Company pursuant to this Section 8 shall be a demand obligation owing by Pledgor from the date the Company expends such amount until repaid.

     9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. Pledgor hereby represents, warrants and covenants to the Company:

         (a) Pledgor has the authority to execute, deliver and perform the covenants and obligations to be performed by Pledgor under this Agreement and to grant and create in favor of the Company the security interest in the Pledged Shares granted hereby;

         (b) The execution, delivery and performance by Pledgor of this Agreement and the creation of the security interest in the Pledged Shares does not violate any provisions of law or violate any provisions of, or result in a default or acceleration of any obligation under, any agreement or instrument of any kind or any undertaking, order, decree or judgment to which Pledgor is a party or by which Pledgor is bound;

         (c) The execution, delivery and performance of this Agreement by Pledgor and the creation of the security interest in the Pledged Shares does not violate any provisions of, or result in a default or acceleration under, any agreement or instrument of any kind or any order, decree or judgment to which Pledgor is a party or by which Pledgor is bound;

         (d) No consent, approval or authorization of, or registration or filing with, any governmental body or authority, or any other person, firm or entity not a party hereto, is or shall be required as a condition to the valid execution, delivery, performance or enforceability of this Agreement or as a condition to the validity of the Company's first and prior security interest in the Pledged Shares;

         (e) This Agreement is the valid obligation of Pledgor, binding and enforceable against Pledgor in accordance with the terms hereof, and Pledgor is fully familiar with all the covenants, terms and conditions hereof;

                                       3.

         (f) On the date hereof and at all times hereafter, Pledgor shall continue to own and hold good title to the Pledged Shares free and clear of all claims, liens and encumbrances other than the security interest granted to the Company herein, and Pledgor, at his sole expense, shall defend such title to the Pledged Shares against the claims and demands of all parties;

         (g) The security interest granted to the Company in the Pledged Shares is and at all times hereafter shall be, a valid, first and prior security interest, free and clear of all other liens, claims and encumbrances;

         (h) There are no subscription warrants or other options exercisable with respect to the Pledged Shares; and

         (i) The Company's security interest in the Pledged Shares is granted to the Company free and clear of any restrictive stock agreements, stock redemption agreements, cross purchase agreements, buy-sell agreements or any other similar agreement (including restrictive stock legends on the share certificates) which have the effect of limiting or restricting a shareholder's right or power to transfer or encumber the Pledged Shares.

     10. RIGHTS AND REMEDIES UPON DEFAULT.

         (a) No remedy herein or in any other documents executed in connection herewith conferred on or reserved to the Company is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, under any other document now or hereafter existing at law or in equity. No delay or omission to exercise any right or power shall be construed to be a waiver of any such default or acquiescence therein, and every such right and power may be exercised from time to time and as often as may be deemed expedient. No acceptance of any payment of any kind or nature whatsoever during the continuance of an Event of Default shall constitute a waiver of such Event of Default. No waiver of an Event of Default hereunder shall affect or alter (i) this Agreement, and the same shall continue in full force and effect, or (ii) the rights of the Company with respect to any other then existing or subsequent Event of Default.

         (b) The Company may recover from Pledgor all of its expenses (including, without limitation, reasonable attorneys' fees and expert witness fees) incurred in enforcing any of its rights under this Agreement.

     11. IRREVOCABLE PROXY. Pledgor does hereby irrevocably constitute and appoint the Company and the Company's successors and assigns as Pledgor's proxy with respect to the Pledged Shares, with full power, in the same manner, to the same extent, and with the same effect as if Pledgor were to do the same:

         (a) To attend all meetings of shareholders of the Company held from the date hereof, and to vote the Pledged Shares at any such meeting in such manner as the Company shall, in its sole discretion, deem appropriate;

                                       4.

         (b) To consent, in the sole discretion of the Company, to any and all actions by or with respect to the Company for which the consent of the shareholders of the Company is or may be necessary or appropriate; and

         (c) Without limitation, to do all things which Pledgor can or could do as a shareholder of the Company giving to the Company full power of substitution and revocation;

provided, however, that this proxy shall not be exercisable by the Company, and Pledgor alone shall have the foregoing powers, so long as there is no Event of Default. This proxy shall terminate at such time as this Agreement is terminated as provided in Section 17 below. Pledgor hereby revokes any proxy or proxies heretofore given to any person or persons, and agrees not to give any other proxy in derogation hereof until such time as this Agreement is terminated as provided below. Pledgor and the Company hereby specifically agree that the proxies granted hereunder are coupled with an interest and shall be and remain irrevocable until this Agreement is terminated as provided below. In furtherance of the agreements of Pledgor set forth in this Section 11, Pledgor hereby agrees to deliver to the Company from time to time, Pledgor's proxy in substitution of the proxy given hereunder.

     12. ATTORNEY-IN-FACT. Pledgor hereby appoints the Company as Pledgor's attorney-in-fact without imposing any obligations on the Company, for the purpose of executing, delivering, recording or filing any instruments or documents or performing any other acts that the Company deems appropriate to perfect and continue the security interest granted hereunder. The power of attorney granted herein is coupled with an interest and is irrevocable until this Agreement is terminated as provided below.

     13. MISCELLANEOUS.

         (a) This Agreement, shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all other prior agreements, written or oral, with respect thereto.

         (b) This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party may assign or transfer its respective rights or obligations of the other party hereto without the prior written consent of the other party hereto.

         (c) This Agreement may be amended, modified, renewed or extended but only by a written instrument, executed by both of the parties hereto in the manner of the execution of this Agreement.

         (d) This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and to be performed entirely within the State of California.

                                       5.

         (e) All parties hereto shall, from time to time, do and perform such other and further acts and execute and deliver any and all such other and further instruments as may be required or reasonably requested by any other party to establish, maintain and protect the respective rights and remedies of such other party and to carry out and effect the intents and purposes of this Agreement.

         (f) All documents, agreements, certificates and instruments herein required shall be in form and substance satisfactory in all respects to the Company in his sole discretion and shall be provided at the sole cost and expense of Pledgor.

         (g) The representations and warranties hereunder shall survive the execution hereof and the Company may enforce such representations and warranties at any time. Pledgor's covenants shall survive the execution hereof and shall be performed fully and faithfully by Pledgor and at all times.

         (h) If any term or provision of this Agreement, or the application thereof to any circumstance, shall be invalid, illegal or unenforceable to any extent, such term or provision shall not invalidate or render unenforceable any other term or provision of this Agreement, or the application of such term or provision to any other circumstance. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

         (i) Time is of the essence in this Agreement.

         (j) Any notice, demand or any other instruments authorized by this Agreement to be served on or given to a party hereto shall be sufficiently served or given for all purposes when served upon or given to such party in accordance with the Note.

         (k) Without limiting the generality of any other provision of this Agreement, in the event litigation is commenced to enforce the terms and provisions of this Agreement, the prevailing party shall be entitled to an award for reasonable attorneys' fees and expert witness fees and other court costs incurred, which award shall be determined by the court.

     14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     15. HEADINGS. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

     16. CONSTRUCTION. All references to the singular shall include the plural and vice versa and all references to the masculine shall include the neuter or feminine and vice versa. This Agreement has been reviewed and negotiated by counsel for each party and no ambiguity

                                       6.

in this Agreement shall be construed against either party based upon its having prepared the same.

     17. TERMINATION. This Agreement shall terminate upon the payment and satisfaction of all the Liabilities. Upon receipt of notice of such termination from Pledgor and the Company, Escrow Agent shall return to Pledgor the certificates representing the Pledged Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              PLEDGOR:


                              ------------------------------------------------
                              SHLOMO RAKIB


                              THE COMPANY:

                              TERAYON CORPORATION


                              By:
                                 ---------------------------------------------
                              Title:
                                    ------------------------------------------

EXHIBITS

 Exhibit A-1  Escrow Agreement
 Exhibit A-2  Stock Assignment Separate from Certificate

                                       7.

                                  EXHIBIT A-1

                                ESCROW AGREEMENT

                                       8.

                                  EXHIBIT A-2

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                                       9.